                                                                    EXHIBIT 99.1

                                                Net Interest Margin Trust 1995-A
                                                April, 2001
                                                Payment:  May 15, 2001

                                                7.25% SECURITIZED NET INTEREST
                                                MARGIN CERTIFICATES

                                                Cusip #               393534AC6
                                                Trust Account #      33-34309-0
                                                Distribution Date: May 15, 2001

                                                                                                    Per $1,000
Securitized Net Interest Margin Certificates                                                         Original
--------------------------------------------                                                         --------
1.  Amount Available                                                      1,147,844.61
                                                                        --------------
    Pro rata Share of Excess from NIM 94-A                                2,574,827.84
                                                                        --------------
Interest

2.  Aggregate Interest                                                      165,536.80                0.53745714
                                                                        --------------               -----------

3.  Amount Applied to:
    (a)  accrued but unpaid Interest

4.  Remaining:
    (a)  accrued but unpaid Interest

5.  Monthly Interest                                                        165,536.80
                                                                        --------------

Principal

6.  Current month's principal distribution                                3,557,135.65               11.54914172
                                                                        --------------               -----------
7.  Remaining outstanding principal balance                              23,842,058.68                77.4092814
                                                                        --------------               -----------
    Pool Factor                                                             0.07740928
                                                                        --------------

8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                                         196,731,161.87 **
                                                                        --------------

9.  Aggregate amount on deposit in Reserve Fund                           7,500,000.00
                                                                        --------------

10. Subordinated Certificateholder payment  (interest
    earnings on Reserve Fund, pursuant to Section 5.8)                       27,374.98
                                                                        --------------

11. Aggregate principal balance of loans
    refinanced by Conseco Finance                                         2,254,076.55
                                                                        --------------

12. Weighted average CPR                                                         9.84%
                                                                        --------------

13. Weighted average CDR                                                         3.03%
                                                                        --------------

14. Annualized net loss percentage                                               1.90%
                                                                        --------------

15. Delinquency      30-59 day                                                   1.65%
                                                                        --------------
                     60-89 day                                                   0.60%
                                                                        --------------
                     90+ day                                                     1.10%
                                                                        --------------
                     Total 30+                                                   3.35%
                                                                        --------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 3/15/01.

                                               Net Interest Margin Trust 1995-A
                                               April, 2001
                                               Payment: May 15, 2001

                                                           Fee Assets
                                --------------------------------------------------------
                                         Guarantee           Inside            Fee Asset
                                           Fees               Refi               Total
                                --------------------------------------------------------
GTFC 1994-5                            119,393.43          10,090.07          129,483.50
GTFC 1994-6                             27,597.66          11,521.74           39,119.40
GTFC 1994-7                                  0.00           3,410.29            3,410.29
GTFC 1994-8                             27,420.05          11,135.56           38,555.61
GTFC 1995-1                             30,329.79          20,536.25           50,866.04
GTFC 1995-2                                  0.00               0.00                0.00
GTFC 1995-3                                  0.00          43,664.77           43,664.77
GTFC 1995-4                            124,604.85          41,458.24          166,063.09
GTFC 1995-5                                  0.00               0.00                0.00
                                ---------------------------------------------------------

                                       329,345.78         141,816.92          471,162.70

Total amount of Guarantee Fees and

Inside Refinance Payments                                                     471,162.70
                                                                     --------------------
Subordinated Servicing Fees                                                   436,253.82
                                                                     --------------------
Payment on Finance 1 Note                                                     907,416.52
                                                                     --------------------
Allocable to Interest (current)                                               652,585.76
                                                                     --------------------
Allocable to accrued but unpaid Interest                                       97,953.24
                                                                     --------------------
Accrued and unpaid Trustee Fees                                                     0.00
                                                                     --------------------
Allocable to Principal                                                        156,877.52
                                                                     --------------------
Finance 1 Note Principal Balance                                          107,857,317.06
                                                                     --------------------


                                               Net Interest Margin Trust 1995-A
                                               April, 2001
                                               Payment:  May 15, 2001


                                                  Inside
                              Residual              Refi              Total
                        -----------------------------------------------------

GTFC 1994-5                        0.00               0.00              0.00
GTFC 1994-6                        0.00               0.00              0.00
GTFC 1994-7                        0.00               0.00              0.00
GTFC 1994-8                        0.00               0.00              0.00
GTFC 1995-1                        0.00               0.00              0.00
GTFC 1995-2                        0.00          18,646.57         18,646.57
GTFC 1995-3                        0.00               0.00              0.00
GTFC 1995-4                        0.00               0.00              0.00
GTFC 1995-5                  179,216.40          42,565.12        221,781.52

                        -----------------------------------------------------
                             179,216.40          61,211.69        240,428.09

                 Total Residual and Inside

                            Refinance Payments                    240,428.09